Exhibit 10.1

FORBEARANCE AGREEMENT

FORBEARANCE AGREEMENT (this “Agreement”), dated as of December 16, 2015 (the “Effective Date”), by and among SPEED COMMERCE, INC., a Minnesota corporation (the “Company”), the Guarantors listed on the signature pages hereof, the Requisite Lenders (as defined in the Credit Agreement (as hereinafter defined)) listed on the signature pages hereof, and GARRISON LOAN AGENCY SERVICES LLC, (“GLAS”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and GLAS, as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”, and together with the Administrative Agent, collectively, the “Agents” and each an “Agent”).

R E C I T A L S:

WHEREAS, the Company, the Guarantors, the lenders from time to time party thereto (“Lenders”) and Agents are parties to that certain Amended and Restated Credit and Guaranty Agreement dated as of November 21, 2014 (as amended by the Consent and First Amendment, dated as of April 14, 2015, the Consent and Second Amendment, dated as of May 11, 2015, the Third Amendment, dated as of June 30, 2015, the Fourth Amendment, dated as of July 2, 2015, the Fifth Amendment, dated as of July 22, 2015, the Sixth Amendment, dated as of September 17, 2015, the Seventh Amendment, dated as of October 6, 2015, the Eighth Amendment, dated as of November 16, 2015, the Ninth Amendment, dated as of November 20, 2015, and the Tenth Amendment, dated as of December 8, 2015, as amended hereby and as may be further amended, restated, supplemented or otherwise modified from time to time, after giving effect to this Agreement, the “Credit Agreement”);

WHEREAS, as of the date hereof, an Event of Default exists under the Credit Agreement as more particularly described below; and

WHEREAS, the Agents and Lenders are willing to agree to forbear, and to direct the Agents to forbear, from exercising certain of their rights and remedies solely for the period and on the terms and conditions specified herein;

NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree as follows:

Article I. DEFINITIONS

Section 1.01     Interpretation. All capitalized terms used herein (including the recitals hereto) will have the respective meanings ascribed thereto in the Credit Agreement unless otherwise defined herein.

Section 1.02     Additional Definitions. As used herein, the following terms will have the respective meanings given to them below:

(a)     “Exigent Circumstances” means the occurrence after the Effective Date of any of the following: (i) an exercise by a creditor (other than by any of the Agents or the Lenders) of enforcement rights or remedies with respect to Collateral having a value of $2,500,000 or more, (ii) fraud by any Credit Party, (iii) fraudulent removal, concealment, or abscondment, destruction (other than as covered by insurance) or material waste, in each case with respect to Collateral having a value of $2,500,000 or more or (iv) Company pays or attempts to pay a Restricted Junior Payment to the extent that at least $1,000,000 of such payment is not permitted to be made under the terms of the Credit Agreement.

(b)     “Forbearance Period” means the period commencing on the Effective Date and ending on the date which is the earliest of (i) forty-five (45) days from the date hereof; (ii) at the election of the Requisite Lenders, the occurrence or existence of any Event of Default, other than the Specified Default; or (iii) the occurrence of any Termination Event.

(c)     “Specified Default” means the Event of Default identified on Exhibit A hereto.

(d)     “Termination Event” means the occurrence after the Effective Date of any of the following: (i) the initiation of any action by Company, Guarantor or any other Releasing Party (as defined herein) to invalidate or limit the enforceability of any of the acknowledgments set forth in Section 2, the release set forth in Section 7.05 or the covenant not to sue set forth in Section 7.06, (ii) the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law or any dissolution, winding up or liquidation proceeding, in respect of any Credit Party or any of the assets of any Credit Party (other than by any of the Agents or the Lenders) or (iii) the occurrence or existence of any Exigent Circumstance.

Article II. ACKNOWLEDGMENTS

Section 2.01     Acknowledgment of Obligations. Company hereby acknowledges, confirms and agrees that as of 5:00 pm Dallas time on December 16, 2015, Company is indebted to Lenders in respect of the Term Loans in the aggregate outstanding principal amount of $112,440,971.67, with accrued and outstanding interest in the amount of $2,813,984.94. Company hereby acknowledges, confirms and agrees that all such Term Loans, together with interest accrued and accruing thereon, and all accrued and unpaid fees, costs, expenses and other charges (other than contingent expense reimbursement and indemnification claims for which no claim has been made as of the Effective Date) now or hereafter payable by Company to the Agents and Lenders under the Credit Documents, are unconditionally owing by Company to Agents and Lenders as and when provided in the Credit Documents, without offset, defense or counterclaim of any kind, nature or description whatsoever (other than defense of prior payment to the extent applicable).

Section 2.02     Reaffirmation. Each Credit Party as debtor, grantor, pledgor, guarantor or in other any other similar capacity hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents to which it is a party. Each Credit Party hereby consents to this Agreement and acknowledges that each of the Credit Documents remains in full force and effect and is hereby ratified and reaffirmed. Except as expressly set forth herein, the execution of this Agreement shall not operate as a waiver of any right, power or remedy of the Lenders, constitute a waiver of any provision of any of the Credit Documents or serve to effect a novation of the Obligations.

Article III. FORBEARANCE IN RESPECT OF SPECIFIED DEFAULT

Section 3.01     Acknowledgment of Default. Each of Company and the Guarantors hereby acknowledges and agrees that the Specified Default has occurred and is continuing, which constitutes an Event of Default and entitles the Agents to exercise their rights and remedies under the Credit Agreement and the other Credit Documents, applicable law or otherwise. Each of Company and the Guarantors represents and warrants that as of the date hereof, no Event of Default exists other than the Specified Default. Company hereby acknowledges and agrees that the Agents have the exercisable right to declare the Obligations to be immediately due and payable under the terms of the Credit Agreement and the other Credit Documents.

Section 3.02     Forbearance.

(a)     In reliance upon the representations, warranties and covenants of Company and each of the Guarantors contained in this Agreement, and subject to the terms and conditions of this Agreement and any documents or instruments executed in connection herewith, effective as of the Effective Date, the Agents, at the direction of the Requisite Lenders and on behalf of the Agents and the Lenders, and the Lenders agree to forbear during the Forbearance Period from exercising their rights and remedies under the Credit Agreement and the other Credit Documents or applicable law in respect of or arising out of the Specified Default.

(b)     Upon the expiration or termination of the Forbearance Period, the agreement of the Agents, at the direction of the Requisite Lenders and on behalf of the Agents and the Lenders, and the Lenders to forbear will automatically and without further action terminate and be of no force and effect, it being expressly agreed that the effect of such termination will be to permit the Agents to exercise immediately all rights and remedies under the Credit Agreement and the other Credit Documents in accordance therewith and applicable law, including, but not limited to accelerating all of the Obligations under the Credit Agreement and the other Credit Documents, without any further notice to Company, passage of time or forbearance of any kind, in each case, on the terms provided in the Credit Documents.

Section 3.03     No Waivers; Reservation of Rights.

(a)     The Agents and the Lenders have not waived, are not by this Agreement waiving, and have no intention of waiving, any Events of Default which may be continuing on the date hereof or any Events of Default which may occur after the date hereof (whether the same or similar to the Specified Default or otherwise), and the Agents and Lenders have not agreed to forbear with respect to any of their rights or remedies concerning any Events of Default (other than, during the Forbearance Period, the Specified Default to the extent expressly set forth herein) occurring at any time.

(b)     Subject to Section 3.02 above (solely with respect to the Specified Default), the Agents reserve the right, in their discretion, to exercise any or all of their rights and remedies under the Credit Agreement and the other Credit Documents as a result of any other Events of Default occurring at any time. The Agents have not waived any of such rights or remedies, and nothing in this Agreement, and no delay on its part in exercising any such rights or remedies, will be construed as a waiver of any such rights or remedies.

Section 3.04     Additional Events of Default. The parties hereto acknowledge, confirm and agree that any misrepresentation by Company or any Guarantor, or any failure of Company or any Guarantor to comply with the covenants, conditions and agreements contained in this Agreement, the Credit Agreement and the other Credit Documents (other than the noncompliance that resulted in the Specified Default) or in any other agreement, document or instrument at any time executed and/or delivered by Company or any Guarantor with, to or in favor of the Agents or Lenders will constitute an immediate Event of Default under the Credit Agreement and the other Credit Documents. In the event any Person, other than the Agents or the Lenders, at any time exercises for any reason (including, without limitation, by reason of any Specified Default, any other present or future Event of Default, or otherwise) any of its rights or remedies against Company, any Guarantor or any other obligor providing credit support for Company’s obligations to such other Person, or against Company’s, any Guarantor’s or such other obligor’s properties or assets, such event will constitute an immediate Event of Default hereunder and an Event of Default under the Credit Agreement.

Article IV. [RESERVED].

Article V. REPRESENTATIONS AND WARRANTIES

Section 5.01     Representations and Warranties. The Credit Parties hereby represent and warrant to each Agent and each Lender as follows as of the Effective Date:

(a)     each Credit Party is a corporation or limited liability company, as applicable, duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

(b)     each Credit Party has the power and authority to execute, deliver and perform its obligations under this Agreement;

(c)     the execution, delivery and performance by the Credit Parties of this Agreement has been duly authorized by all necessary action and does not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority);

(d)     this Agreement constitutes the legal, valid and binding obligation of the Credit Parties, enforceable against each Credit Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(e)     immediately before and after giving effect to this Agreement, no Default or Event of Default exists or shall exist (other than the Specified Default);

(f)     all representations and warranties contained in the Credit Agreement are true and correct as of the date hereof, except to the extent made as of a specific date, in which case each such representation and warranty is true and correct as of such date; and

(g)     by its signature below, each Credit Party agrees that it shall constitute an Event of Default if any representation or warranty made herein is untrue or incorrect in as of the date when made or deemed made.

Section 5.02     Credit Agreement in Full Force and Effect as Amended. Except as specifically amended or affected hereby, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed as so amended. Except as expressly set forth herein, this Agreement shall not be deemed to be an amendment or modification of any provisions of the Credit Agreement or any other Credit Document or any right, power or remedy of the Lenders, nor constitute a waiver of any provision of the Credit Agreement, any other Credit Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case, whether arising before or after the date hereof or as a result of performance hereunder or thereunder. Except as expressly set forth herein, this Agreement also shall not preclude the future exercise of any right, remedy, power, or privilege available to the Lenders whether under the Credit Agreement, the other Credit Documents, at law or otherwise and nothing contained herein shall constitute a course of conduct or dealing among the parties hereto. All references to the Credit Agreement shall be deemed to mean the Credit Agreement as modified or affected hereby. This Agreement shall not constitute a novation or satisfaction and accord of the Credit Agreement or the other Credit Documents, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Credit Agreement and the Credit Documents as amended by this Agreement, as though such terms and conditions were set forth herein. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Agreement, and each reference herein or in any other Credit Document to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended, modified and affected by this Agreement.

Section 5.03     No Conflict. The execution, delivery and performance of this Agreement by Company and each Guarantor will not violate any requirement of law or contractual obligation of Company or any Guarantor and will not result in, or require, the creation or imposition of any Lien on any of their properties or revenues.

Article VI. CONDITIONS.

The effectiveness of this Agreement as of the Effective Date is subject to the following conditions:

(a)     the execution and delivery of this Agreement by the Company, Guarantors, Agents, and each of the Requisite Lenders;

(b)     the truth and accuracy of the representations and warranties contained in Article 5 as of the Effective Date; and

(c)     the Company shall have paid all fees, costs and expenses of the Agents in connection with this Agreement, including, without limitation, reasonable fees, costs and expenses of Agents’ counsel.

Article VII. MISCELLANEOUS

Section 7.01     Costs and Expenses. In addition to, and without in any way limiting, the obligations of the Company set forth in the Credit Agreement, Company absolutely and unconditionally agrees to pay to Administrative Agent, on demand by Administrative Agent at any time, whether or not all or any of the transactions contemplated by this Agreement are consummated: all fees, costs and expenses incurred by Administrative Agent, and any of its directors, officers, employees or agents (including, without limitation, reasonable fees, costs and expenses incurred of any counsel to Administrative Agent), regardless of whether Administrative Agent or any such other Person is a prevailing party, in connection with (a) the preparation, negotiation, execution, delivery or enforcement of this Agreement, the Credit Agreement, the other Credit Documents, and any agreements contemplated hereby and thereby, and (b) any investigation, litigation or proceeding related to this Agreement, the Credit Agreement, the other Credit Documents or any act, omission, event or circumstance in any manner related thereto.

Section 7.02     Further Assurances. Each Credit Party hereby agrees from time to time, as and when requested by any Lender, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as such Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Agreement, the Credit Agreement, and the Credit Documents.

Section 7.03     Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each Credit Party and its successors and assigns, each Agent and its successors and assigns and Lenders and their respective successors and assigns.

Section 7.04     Survival of Representations, Warranties and Covenants. All representations, warranties, covenants and releases of Company made in this Agreement or any other document furnished in connection with this Agreement will survive the execution and delivery of this Agreement and the Forbearance Period, and no investigation by any of the Secured Parties will affect the representations and warranties or the right of the Secured Parties to rely upon them.

Section 7.05     Release.

(a)     Each Credit Party hereby acknowledges that: (a) it has no defenses, claims or set-offs to the enforcement by any Lender or Agent of Credit Parties’ liabilities, obligations and agreements on the date hereof (other than defense of prior payment as applicable and defense based upon the agreements expressly set forth in this Agreement relating to the Specified Default during the Forbearance Period); (b) to its knowledge, each Lender and Agent have fully performed all undertakings and obligations owed to it as of the date hereof; and (c) except to the limited extent expressly set forth in this Agreement, each Lender and Agent do not waive, diminish or limit any term or condition contained in the Credit Agreement or any of the other Credit Documents. Each Credit Party hereby waives, releases, remises and forever discharges the Lenders and Agents, their agents, employees, officers, directors, predecessors, attorneys and all others acting or purporting to act on behalf of or at the direction of the Lenders and Agents (“Releasees”) from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, to the extent known on or prior to the date hereof, which the Company or any other Credit Party ever had or now has against the any of the Releasees which relates, directly or indirectly, to the Loans or the Credit Documents or any acts or omissions of the Releasees in respect of the Loans or the Credit Documents and arising from any event occurring on or prior to the date hereof. Without limiting the generality of the foregoing, each Credit Party waives and affirmatively agrees not to contest: (a) except as limited hereby during the Forbearance Period, the right of each Agent and each Lender to exercise its rights and remedies under the Credit Agreement, this Agreement or the other Loan Documents, or (b) any provision of this Agreement.

Section 7.06     Covenant Not to Sue. Each Credit Party hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Credit Party pursuant to Section 7.05 above. If any Credit Party violates the foregoing covenant, Company and each Guarantor agree, jointly and severally, to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by any Releasee as a result of such violation.

Section 7.07     Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable will not impair or invalidate the remainder of this Agreement.

Section 7.08     Reviewed by Attorneys. Company and each Guarantor represents and warrant to Agents and the Lenders that they (a) understand fully the terms of this Agreement and the consequences of the execution and delivery of this Agreement, (b) have been afforded an opportunity to discuss this Agreement with, and have this Agreement reviewed by, such attorneys and other persons as Company and the Guarantors may wish, and (c) have entered into this Agreement and executed and delivered all documents in connection herewith of their own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Agreement nor the other documents executed pursuant hereto will be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Agreement and the other documents executed pursuant hereto or in connection herewith.

Section 7.09     Disgorgement. If any Secured Party is, for any reason, compelled by a court or other tribunal of competent jurisdiction to surrender or disgorge any payment, interest or other consideration described hereunder to any person because the same is determined to be void or voidable as a preference, fraudulent conveyance, impermissible set-off or for any other reason, such indebtedness or part thereof intended to be satisfied by virtue of such payment, interest or other consideration will be revived and continue as if such payment, interest or other consideration had not been received by such Secured Party, and the Company will be liable to, and will indemnify, defend and hold such Secured Party harmless for, the amount of such payment or interest surrendered or disgorged. The provisions of this Section will survive repayment of the Obligations or any termination of the Credit Agreement, or any other Credit Document.

Section 7.10     Tolling of Statute of Limitations. Each and every statute of limitations or other applicable law, rule or regulation governing the time by which any Secured Party must commence legal proceedings or otherwise take any action with respect to exercising any of its respective rights, powers or remedies directly or indirectly against any of the Credit Parties with respect to any breach or default existing on or prior to the Forbearance Termination Date, including, without limitation, actions under or in respect of any of the Credit Agreement or any other Credit Document, shall be tolled during the Forbearance Period. Each of the Credit Parties agrees, to the fullest extent permitted by applicable law, not to include such period of time in any assertion by it at any time that a statute of limitations or other applicable law, rule or regulation bars or otherwise acts as a defense (whether equitable or legal) to any legal proceeding or other action by any Secured Party in exercise of its respective rights, powers or remedies, directly or indirectly, with respect to any or all of the breaches or defaults referred to in the immediately preceding sentence.

Section 7.11     Relationship. The Company and Guarantors each agree that the relationship between each Secured Party and each of the Company and each of the Guarantors is that of creditor and debtor and not that of partners or joint venturers. This Agreement does not constitute a partnership agreement, or any other association between any Secured Party, on the one hand, and any of the Company or any Guarantor, on the other hand. The Company and each Guarantor acknowledge that the Secured Parties have acted at all times only as creditors to the Company and the Guarantors within the normal and usual scope of the activities normally undertaken by a creditor and in no event has any Secured Party attempted to exercise any control over the Company or any Guarantor or their business or affairs. The Company and the Guarantors further acknowledge that the Secured Parties have not taken or failed to take any action under or in connection with its rights under the Credit Agreement and the other Credit Documents that in any way or to any extent has interfered with or adversely affects the Company’s or any Guarantor’s ownership of Collateral.

Section 7.12     Governing Law; Venue.

(a)     THIS AGREEMENT, SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS.

(b)     Each party hereto hereby irrevocably and unconditionally AGREES THAT THE TERMS AND PROVISIONS OF SECTIONS 10.01, 10.05, 10.06, 10.08, 10.09, 10.13, 10.15, 10.16, 10.19 and 10.23 of the Credit Agreement are hereby INCORPORATED HEREIN by reference, AND SHALL APPLY to this Agreement mutatis mutandis as if fully set forth herein.

IN WITNESS WHEREOF, this Agreement is executed and delivered as of the day and year first above written.

COMPANY:

SPEED COMMERCE, INC.,
a Minnesota corporation

By:
Name:
Title:

GUARANTORS:

SPEED COMMERCE CORP.,
a Minnesota corporation

By:
Name:
Title:

SPEED FC MEXICAN HOLDCO, INC.,
a Delaware corporation

By:
Name:
Title:

FIFTH GEAR ACQUISITIONS, INC.,
a Minnesota corporation

By:
Name:
Title:

[Forbearance Agreement]

GARRISON LOAN AGENCY SERVICES LLC,
as Administrative Agent and Collateral Agent, acting at the direction of the Requisite Lenders and on behalf of itself in each such capacity

By:
Name:
Title:

[Forbearance Agreement]

REQUISITE LENDERS:

GARRISON MIDDLE MARKET FUNDING COINVEST LLC,
as a Lender

By:
Name:
Title:

GARRISON MIDDLE MARKET II LP,
as a Lender

By: Garrison Middle Market II GP, LLC, as Collateral Manager

By:
Name:
Title:

GARRISON FUNDING 2013-2 LTD.,
as a Lender

By: Garrison Funding 2013-2 Manager LLC, its collateral manager

By:
Name:
Title:

GMMF LOAN HOLDINGS LLC,
as a Lender

By:
Name:
Title:

[Forbearance Agreement]

REQUISITE LENDERS (continued):

GARRISON CAPITAL INC.,
as a Lender

By:
Name:
Title:

GARRISON GMM LOAN HOLDCO LLC,
as a Lender

By:
Name:
Title:

[Forbearance Agreement]

REQUISITE LENDERS (continued):

AIMS PRIVATE CREDIT OPPORTUNITIES, L.P.
as a Lender

By: AIMS Private Credit Opportunities Advisors, L.L.C.,
its General Partner

By: GSAM GEN-PAR, L.L.C.,
its Managing Member

By:
Name:
Title:	Authorized Signatory

[Forbearance Agreement]

REQUISITE LENDERS (continued):

CREDIT SUISSE PARK VIEW BDC, INC.
(f/k/a Credit Suisse Corporate Credit Solutions, LLC), as a Lender

By:
Name:
Title:

[Forbearance Agreement]

EXHIBIT A

to

FORBEARANCE AGREEMENT

Specified Default:

An Event of Default under Section 8.01(c) of the Credit Agreement as a result of Company’s failure to enter into a final definitive agreement (including exhibits and schedules as applicable) with respect to the sale of all or substantially all of the Credit Parties’ and their Subsidiaries’ business, as required by Section 5.15(a) of the Credit Agreement.